SCUDDER
INVESTMENTS(SM)
[LOGO]


--------------------------
EQUITY/GLOBAL
--------------------------

Scudder Emerging
Markets Growth Fund
Fund #079









Semiannual Report
April 30, 2000



The fund seeks long-term growth of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      33   Report of Independent Accountants

                      34   Officers and Directors

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder Emerging Markets Growth Fund

--------------------------------------------------------------------------------
ticker symbol SEMGX                                              fund number 079
--------------------------------------------------------------------------------

Date of           o    While strengthening global growth was a positive for
Inception:             emerging markets equities during the last six months,
5/8/96                 concerns about higher interest rates in the developed
                       countries took a toll on the asset class during April.

Total Net         o    The fund benefited from its holdings in the technology
Assets as of           and telecommunications sectors during the first half of
4/30/00:               the period, but management began to trim its weighting
$105 million           in these areas in February on valuation concerns.

                  o Recent additions to the portfolio include "Old Economy" stocks and companies listed on stock markets that have a lower correlation with movements of established markets.

Letter from the Fund's President

Dear Shareholders,

Over the past decade, a number of important trends have helped fuel the bull market in equities in the United States. Restructuring has enabled corporations to improve profitability by cutting waste and becoming more efficient, while consolidation has boosted stock price performance in a variety of sectors, such as financial services and health care. Even more important, companies have adopted new technologies to increase productivity and make their operations more efficient. Since these themes are no longer new stories in the United States, it is harder to find domestic companies that are poised to boost their earnings by these means. In the emerging markets, however, investors have the opportunity to choose among hundreds of undiscovered companies that are making significant changes to the way they do business. It is possible to find these sorts of companies in the more established emerging markets such as Brazil and Taiwan, or in nascent market economies such as Poland and Hungary. While the stock prices in countries such as these will frequently be impacted by volatility in the established markets -- as has been the case in the last two months -- companies that are boosting their earnings through innovation and successful adaptation to the new, wired world will be the ones that succeed over the long term.

In managing the portfolio of Scudder Emerging Markets Growth Fund, lead portfolio manager Joyce Cornell strives to invest in such companies. Leading an experienced team of analysts that each year spends thousands of hours overseas gathering details on individual companies, Ms. Cornell searches for market leaders that she believes are poised for outstanding growth over time. Although investing in the developing countries has not come without risk in recent months, we remain extremely optimistic on the long-term potential for well-managed companies in emerging markets. For more information on how the fund's management team seeks to take advantage of the changes unfolding in the emerging markets, please turn to the Portfolio Management Discussion that begins on page 10.

Thank you for your continued investment in Scudder Emerging Markets Growth Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Nicholas Bratt
Nicholas Bratt
President,
Scudder Emerging Markets Growth Fund

Performance Update
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                  Scudder Emerging           IFC Emerging
                   Markets Growth         Markets Investable
                        Fund                    Index*

              5/96**   10000                    10000
             10/96     10559                     9676
              4/97     12727                    10621
             10/97     11986                     8711
              4/98     12252                     9013
             10/98      8565                     6182
              4/99      9398                     8236
             10/99      9754                     8833
              4/00     11189                    10057


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 4/30/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------
1 year                        $ 11,924               19.24%              19.24%
--------------------------------------------------------------------------------
Life of Fund**                $ 11,365               13.65%               3.27%
--------------------------------------------------------------------------------
IFC Emerging Markets Investable Index
--------------------------------------------------------------------------------
1 year                        $ 12,211               22.11%              22.11%
--------------------------------------------------------------------------------
Life of Fund**                $ 10,057                 .57%                .14%
--------------------------------------------------------------------------------


* IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER EMERGING MARKETS GROWTH FUND TOTAL RETURN (%) AND IFC EMERGING MARKETS INVESTABLE INDEX* TOTAL RETURN (%)

                                        Yearly periods ended April 30

                                 1997**   1998   1999   2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                       29.07    -3.73 -23.30  19.24
--------------------------------------------------------------------------------
Index Total
Return (%)                        5.72   -15.13  -8.63  22.11
--------------------------------------------------------------------------------
Net Asset
Value ($)                        15.46    14.82  11.33  13.51
--------------------------------------------------------------------------------
Income
Dividends
($)                                .03      .06    .04     --
--------------------------------------------------------------------------------

* IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.

         Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 6% Cash Equivalents)                      Management has increased
                                                      the fund's position in
Pacific Basin               35%                     Asia, while reducing its
Latin America               20%                       holdings in Europe and
Europe                      19%                                      Africa.
Africa                      14%
Other                       12%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 6% Cash Equivalents)                          The fund's weighting in
                                                                 technology and
Communication               27%                          communications sectors
Technology                  19%                         increased significantly
Financial                   15%                               due to the strong
Consumer Staples            15%                            performance of these
Metals & Minerals            5%                                        sectors.
Consumer Discretionary       4%
Energy                       4%
Manufacturing                4%
Health                       3%
Other                        4%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(31% of Portfolio)                                     The fund's top holdings
                                                          reflect management's
 1. Samsung Electronics Co., Ltd.                        focus on well-managed
    Electronic manufacturer in Korea                    companies in countries
                                                         with favorable growth
 2. Fomento Economico Mexicano S.A. de C.V.                   characteristics.
    Producer of beer and soft drinks in Mexico

 3. Neita Holdings S.A.
    Provider of telecommunication services in Poland

 4. Egyptian Mobile Phone Network, Ltd.
    Cellular telecommunication services in Egypt

 5. Taiwan Semiconductor Manufacturing Co.
    Manufacturer of integrated circuits in Taiwan

 6. SK Telecom Co., Ltd.
    Provider of mobile telecommunication and paging services in Korea

 7. United Microelectronics Corp., Ltd.
    Manufacturer of integrated circuits in Taiwan

 8. Hon Hai Precision Industry Co., Ltd.
    Manufacturer of electronic connectors, cable assemblies and memory chips in Taiwan

 9. Matav Rt.
    Telecommunication services in Hungary

10. Al Ahram Beverage Co.
    Beverage producer in Eygpt





For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 April 30, 2000

We asked Joyce Cornell, lead portfolio manager of Scudder Emerging Markets Growth Fund, to discuss the recent market environment and the fund's current investment strategy over the six-month period ended April 30, 2000.

Q: How did emerging markets stocks perform during the last six months?

A: From November through February, stocks in the developing countries staged an impressive rally on the strength of improved global growth and massive gains in the Nasdaq average. The emerging markets generally held up well when the Nasdaq began to falter in March, but by April concerns over higher interest rates in the United States -- and the possible slowdown in global growth that could result from a decline in U.S. consumption -- led to a broad sell-off. In April alone, the IFC Emerging Markets Index slid 10.5%. While the fund also declined over the final weeks of the period, its returns have not been closely correlated with the Nasdaq since it tends to hold large positions in areas where performance is determined more by local fundamentals than external factors. For example, the fund holds 18% of its assets in Africa and the Middle East, and another 19% in emerging Europe.

Q: How did the fund perform in this period?

A: For the six months ended April 30, 2000, the fund produced a total return of 14.88%, compared to a return of 13.85% for its unmanaged benchmark, the IFC Emerging Markets Index. Positive drivers of performance included our underweighted position in Greece, where we thought the country's good fundamentals were fully reflected in stock prices, and South Africa, where we were not impressed with the macroeconomic picture. Over the full period, we were also helped by our holdings in the tech and telecom sectors, such as Egyptian Mobile Phone Network (Egypt), Check Point Software Technologies, Ltd. (Israel), Samsung Electronics (Korea), and China Telecom (Hong Kong). On the down side, performance was hurt by our underweight position in Brazil -- which performed very well -- and our overweight position in Korea, which was hit hard by a crisis in its financial sector.

Q: What are some of the broad, global factors that have been influencing the performance of the emerging markets?

A: We believe that the near term is likely to be characterized by continued volatility in the technology sector, particularly among stocks related to the Internet. In some cases, this may mean the complete collapse of some of the more speculative companies launched with little in the way of viable business plans. It is clear that the "Internet universe" is a globalized sector. The correlation in tech sector performance across developed and emerging economies approaches unity. We do not expect the inevitable washout of the froth in this sector to impair the overall growth of the better emerging markets, nor to compromise their appreciation over anything but the short term.

On the plus side, the continued strength in the global economy is a distinct plus for emerging markets equities. Synchronized global growth should be a significant positive for the emerging markets. The U.S. has been carrying the world's growth burden for a number of years. Europe has begun to pick up finally, and Japan seems poised to grow slightly or at least not detract from world economic activity by shrinking. This wider-spread growth should not be underestimated as a driver for the emerging markets, which are a leveraged play on global growth.

Q: How have these trends affected your management style?

A: As always, we strive to pick out what we believe are the most attractive countries, and invest in the best companies within them. Recently, we have found attractive opportunities in so-called "Old Economy" stocks. In our view, these companies presently have two attractions over "Internet universe" stocks. They sport more attractive valuations and are more sensitive to economic growth. The latter virtue is unlike most Old Economy stocks in the mature markets, which tend to have slow or even negative growth. Conversely, many Old Economy companies in the emerging markets are high-growth, defensive plays, and we have found attractive opportunities in the tourism, construction materials, beverage, and banking stocks. In these sectors there are few of the risks associated with technology and telecom stocks, such as the continuous supply of new stock or extreme disappointment risk when revenue or earnings fail to meet expectations. Many companies have long histories of revenue and earnings growth, proven strategies, and capable management teams. For example, Al Ahram -- an Egyptian beer company we hold in the fund -- does not respond to broad global themes or the performance of the Nasdaq, but rather to the growth of the Egyptian economy and population.

Q: What other changes have you been making in the portfolio?

A: As techs and telecoms rose, they grew to represent almost half of the portfolio by mid-February. Believing that this weighting was too risky given the group's increasingly stretched valuations, we began to trim the position during the final months of the reporting period. Although we remained optimistic on the prospects for many individual companies in the sector, we believed that it was impossible to justify many of the valuations in an environment of rising interest rates worldwide.

Other portfolio changes have involved our gradually taking profits in Poland, Egypt, and Mexico as those markets rose. These proceeds, along with some of the cash we raised by trimming our positions in techs and telecoms, are being redeployed in Taiwan and Turkey. We believe these two countries offer particularly attractive values, high growth prospects, and relatively low correlation with the U.S. and other large markets.

In South Asia, we have added to our position in India. India may at last have enough political stability to move forward with long-stalled reforms. The technology sector is likely to remain vibrant even though many companies have been negatively impacted by the global correction in tech. Outside of the tech and telecom area, we hold oil refiners and financial services stocks, which we believe will benefit from further deregulation and a stronger economy.

Q: What is your outlook for emerging markets' stocks from here?

A: Going forward, we remain optimistic on the outlook for emerging markets equities. Looking through the present volatility that has been induced by the collapse of the Internet sector, we anticipate strong performance from technology and telecommunications stocks later in the year. However, we will be closely monitoring global liquidity conditions, since they are a key variable in the performance of stocks in developing countries. The surge of liquidity that was created by the U.S. Federal Reserve's aggressive rate cuts in the wake of the 1998 crisis helped spark strong market performance in the developing countries during 1999. However, the Fed has raised short-term interest rates
1.75 percentage points in the past year. Should Japan join the Fed in adopting a more aggressive stance with respect to its monetary policy, the resulting headwinds could have a negative impact on emerging markets' equities. However, it is our belief that the reduction in liquidity will continue to be managed carefully and reasonably.

Glossary of Investment Terms
--------------------------------------------------------------------------------

      Defensive Stocks and bonds that are more conservative than average, Securities and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

      Liquidity  A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

Monetary Policy  The decision of a central bank to control the level of economic activity by either supplying credit through lower interest rates or open market purchases, or by restricting credit through higher rates or open market sales. Looser credit tends to stimulate the economy, while tighter credit tends to calm inflationary forces.

      Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                                  as of April 30, 2000
------------------------------------------------------------------------------------------

                                                                     Principal
                                                                     Amount ($)   Value ($)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
U.S. Government Agency Obligations 6.0%
------------------------------------------------------------------------------------------

 United States
 Federal Home Loan Bank, 5.88%**, 5/1/2000
    (Cost $6,227,000) ...........................................    6,227,000   6,227,000


                                                                      Shares
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Common Stocks 94.0%
------------------------------------------------------------------------------------------

 Botswana 0.2%
 Sechaba Breweries Ltd. (Brewery) ...............................      260,000     220,303
                                                                               -----------
 Brazil 6.3%
 Aracruz Celulose S.A. "B" (ADR) (Producer of eucalyptus
    kraft pulp) .................................................       56,000   1,046,500
 Banco Itau S.A. (pfd.) (Commercial bank) .......................    9,353,900     698,825
 Companhia Paranaense de Energia-- Copel (pfd.) "B"
    (ADR) (Electric utility) ....................................      133,300     983,088
 Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining
    and industrial complex) .....................................       25,525     631,415
 Companhia Vale do Rio Doce (pfd.) (ADR) ........................        8,400     209,475
 Embratel Participacoes S.A. (pfd.) (ADR) (Provider of
    telecommunication services) .................................       36,300     816,750
 Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ............    2,732,000     650,267
 Souza Cruz S.A. (voting) (Holding company for
    cigarettes, tobacco, and fiber cellulose) ...................       56,200     342,114
 Tele Centro Sul Participacoes S.A. (pfd.) (Provider of
    cellular telecommunication services) ........................   18,821,700     245,817
 Tele Centro Sul Participacoes S.A. (pfd.) (ADR) ................        6,060     386,325
 Tele Nordeste Celular Participacoes S.A. (pfd.) (ADR)
    (Provider of cellular telecommunications services) ..........        9,000     468,000
 Telecomunicacoes de Minas Gerais S.A. (pfd.) "B"
    (Telecommunication services) ................................          395          13
 Telemig Celular S.A. (pfd.) "C"
    (Telecommunication services) ................................          395          10
 Votorantim Celulose e Papel S.A. (pfd.) (Producer and
    exporter of printing, writing and other special papers) .....    3,500,000     104,206
                                                                               -----------
                                                                                 6,582,805
                                                                               -----------



    The accompanying notes are an integral part of the financial statements.

                                                              Shares      Value ($)
-----------------------------------------------------------------------------------

 Canada 0.4%
 Corriente Resources, Inc.* (Mining and processing of gold,
    bismuth, tin and tungsten in South America) ...........   224,800     455,184
                                                                      -----------
 Chile 2.3%
 ENTEL-Chile (Telecommunication services) .................   150,000   1,237,263
 Vina Concha y Toro S.A. (ADR) (Wine producer) ............    30,000   1,160,625
                                                                      -----------
                                                                        2,397,888
                                                                      -----------
 Croatia 1.2%
 Pliva D.D. (GDR) (Pharmaceutical company) ................    96,650   1,208,125
                                                                      -----------
 Czech Republic 0.4%
 Ceske Radiokomunikace (GDR)* (TV and radio signal
    transmission services) ................................     8,800     397,320
                                                                      -----------
 Egypt 8.1%
 Al Ahram Beverages Co. "S.A.E." (GDR)*
    (Beverage producer) ...................................   118,000   2,076,800
 Commercial International Bank (Commercial bank) ..........    29,450     317,104
 Eastern Tobacco Co. (Maker of tobacco products) ..........    45,000   1,085,631
 Egyptian Mobile Phone Network* (Provider of cellular
    telecommunication services) ...........................    80,766   3,079,038
 International Foods Co.* (Food producer) (b) .............    33,991     380,145
 Orascom Construction Industries* (Construction company) ..    20,100     276,033
 Orascom Hotel Holdings* (Operator of hotels) .............   154,500     395,664
 Oriental Weavers Corp. (Carpet manufacturer) .............    13,000     223,095
 Suez Cement Co. (Cement producer) ........................    44,177     578,527
                                                                      -----------
                                                                        8,412,037
                                                                      -----------
 Estonia 0.7%
 AS Eesti Telekom (GDR) (Provider of telecommunication
    services) .............................................    24,000     552,000
 Hansabank Ltd. (Provider of commercial banking services) .    23,300     185,200
                                                                      -----------
                                                                          737,200
                                                                      -----------
 Finland 1.0%
 Nokia AB Oyj (ADR) (Manufacturer of telecommunication
    networks and equipment) ...............................    17,920   1,019,200
                                                                      -----------
 Greece 2.9%
 Alpha Credit Bank A.E. (Commercial bank) .................    21,512   1,186,443
 Ethniki General Insurance Co. (Insurance and reinsurance
    company) ..............................................     7,300     228,965



    The accompanying notes are an integral part of the financial statements.

                                                                  Shares    Value ($)
-------------------------------------------------------------------------------------

 Hellenic Telecommunication Organization S.A. (OTE)
    (Provider of telecommunication services) ................      34,900     786,742
 National Bank of Greece S.A. (Bank) ........................      18,200     777,706
                                                                          -----------
                                                                            2,979,856
                                                                          -----------
 Hong Kong 1.1%
 China Telecom Ltd. (ADR)* (Provider of cellular
    telecommunications services) ............................       7,940   1,164,699
                                                                          -----------
 Hungary 4.6%
 Demasz Rt (Distributor of electricity) .....................       2,700     180,558
 EGIS Rt (Pharmaceutical company) ...........................      10,700     469,999
 Gedeon Richter Rt (Pharmaceutical company) .................       3,500     193,959
 MOL Magyar Olaj-es Gazipari Rt "B" (Integrated domestic
    oil and gas company) ....................................      21,800     384,408
 Magyar Tavkozlesi Rt (ADR) "B" (Telecommunications
    company) ................................................       6,700     233,244
 Matav Rt "A" (Provider of telecommunication services) ......     316,800   2,172,063
 OTP Bank Rt (Savings and commercial bank) ..................      25,300   1,122,436
                                                                          -----------
                                                                            4,756,667
                                                                          -----------
 India 4.0%
 Bharat Petroleum Corp., Ltd (Oil exploration and refining,
    manufacturer of petroleum products) .....................      39,600     158,445
 Dr. Reddy's Laboratories Ltd. (Pharmaceutical company) .....      11,500     339,863
 HDFC Bank Ltd. (Corporate banking and financial services) ..      21,900     123,648
 Hindalco Industries Ltd. (Miner/refiner of aluminum) .......      24,000     387,629
 Housing Development Finance Corp., Ltd. ....................
    (Provider of housing finance to individuals, corporations
    and developers) .........................................      14,000     151,675
 Infosys Technologies Ltd. (Developer of software) ..........       2,600     482,474
 Pentamedia Graphics Ltd. (Developer of educational and
    multimedia software) ....................................       3,700      53,868
 Satyam Computer Services Ltd. (Provider of software
    services) ...............................................      23,800   1,701,168
 Sri Adhikari Brothers Television Network (Producer of
    television programs in Indonesia) .......................       7,800      85,496
 Videsh Sanchar Nigam Ltd. (Provider of telecommunication
    services) ...............................................      17,400     530,172
 Videsh Sanchar Nigam Ltd., (GDR) ...........................       9,900     187,110
                                                                          -----------
                                                                            4,201,548
                                                                          -----------
 Indonesia 0.3%
 PT Bank Indonesia Warrants* (expire 7/8/2002) (Bank) .......      44,588         703
 PT Lippo Bank Tbk* (Commercial bank) .......................   8,000,000     151,420



    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 PT Ramayana Lestari Sentosa Tbk (Operator of department
    stores) .................................................   210,000     106,656
                                                                        -----------
                                                                            258,779
                                                                        -----------
 Israel 1.0%
 Bank Hapoalim Ltd. (Bank) ..................................    37,900     116,382
 Check Point Software Technologies, Ltd.* (Developer,
    marketer and supporter of management solutions for
    active networks) ........................................     4,680     809,640
 Orbotech, Ltd.* (Designer of automated optical inspection
    systems and imaging solutions) ..........................       700      59,675
 Orckit Communications Ltd.* (Designer of high speed data
    access systems ..........................................     1,100      48,675
                                                                        -----------
                                                                          1,034,372
                                                                        -----------
 Jordan 0.7%
 Aramex International Ltd.* (Provider of express delivery and
    freight forwarding in the Middle East and India) ........    17,700     185,850
 HIKMA (Pharmaceutical company) (b) .........................    68,000     493,239
                                                                        -----------
                                                                            679,089
                                                                        -----------
 Kenya 0.6%
 James Finlay PLC (Tea producer) ............................   342,000     371,644
 Sasini Tea & Coffee Ltd. (Tea and coffee grower and
    processor) ..............................................   620,000     263,521
                                                                        -----------
                                                                            635,165
                                                                        -----------
 Korea 16.1%
 Dacom Corp.* (Provider of domestic long-distance and
    internet services) ......................................     2,320     336,580
 Hankook Tire Manufacturing Co., Ltd. (Manufacturer of
    tires, tire tubes, batteries, and aluminum alloy wheels)          2           4
 Hite Brewery Co., Ltd. (Brewery) ...........................    21,684     615,495
 Housing & Commercial Bank (Provider of banking services) ...    42,941     735,192
 Korea Telecom Corp. (Provider of telecommunication
    services) ...............................................    18,000   1,229,466
 Korea Telecom Corp. (ADR) ..................................    29,000   1,000,500
 Korea Tobacco and Ginseng Corp. (Tobacco company) ..........    17,000     326,290
 Pohang Iron & Steel Co., Ltd. (Steel producer) (c) .........     7,180     572,821
 SK Telecom Co., Ltd. (Provider of mobile
    telecommunication and paging services) ..................    10,500   2,791,169
 Samsung Corp., Ltd. (Trading company) ......................    33,000     374,679
 Samsung Electro-Mechanics Co. (Manufacturer of precision
    and electronic parts) ...................................    16,712   1,136,973
 Samsung Electronics Co. (Manufacturer of electronics) ......    20,180   5,455,283
 Samsung Securities Co., Ltd. (Provider of brokerage,
    investment and underwriting services) ...................    83,494   1,406,928
 Shinhan Bank (GDR) (Commercial bank) .......................    15,600     295,620



    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Shinsegae Department Store Co. (Department store chain) .    14,000      526,064
                                                                      -----------
                                                                       16,803,064
                                                                      -----------
 Malaysia 0.4%
 Unisem (M) Berhad (Manufacturer of semiconductors) ......    43,000      381,903
                                                                      -----------
 Mauritius 0.1%
 New Mauritius Hotels Ltd. (Operator of hotels) ..........    55,300       90,854
                                                                      -----------
 Mexico 9.3%
 Consorcio ARA, S.A. de C.V.* (Low-income housing
    developer) ...........................................   770,000      955,636
 Fomento Economico Mexicano S.A. de C.V. "B" (Producer
    of beer and soft drinks) .............................   857,000    3,397,898
 Gruma S.A. de C.V. "B" (Producer and distributor of
    corn flour) ..........................................   240,052      314,278
 Grupo Financiero Banamex Accival, S.A. de C.V. (Provider
    of individual, commercial and retail banking services)   211,000      763,598
 Grupo Financiero Banorte S.A. de C.V. "O"*
    (Provider of financial services) .....................   410,000      558,595
 Grupo Bimbo S.A. de C.V. "A" (Producer
    of bread and other baked goods) ......................   335,000      434,305
 Grupo Modelo S.A. "C" (Brewery) .........................   178,000      378,925
 Grupo Televisa S.A. de C.V. (GDR)* (Media company) ......     1,500       95,156
 Organizacion Soriana S.A. de C.V. "A" (Retailer) ........   155,000      618,680
 Telefonos de Mexico S.A. de C.V. "L" (ADR)
    (Provider of telecommunication services) .............    27,130    1,595,583
 Tubos de Acero de Mexico S.A. (ADR) (Manufacturer
    of various types of pipes, casings and tubing) .......    41,700      622,894
                                                                      -----------
                                                                        9,735,548
                                                                      -----------
 Morocco 0.6%
 Omnium Nord Africaine (Diversified holding company) .....     1,050      109,141
 Societe des Brasseries du Marocain (Distributor of
    beer and carbonated beverages) .......................     1,600      244,091
 WAFABANK (Commercial bank) ..............................     3,107      247,869
                                                                      -----------
                                                                          601,101
                                                                      -----------
 Nigeria 0.1%
 First Bank of Nigeria plc (Commercial bank) .............   900,000      143,750
                                                                      -----------
 Oman 1.6%
 Bank Muscat Al Ahla Al Omani (Commercial bank) ..........     5,250       54,545
 Commercial Bank of Oman* (Commercial bank) ..............    17,000       90,519
 National Bank of Oman Ltd.* (Commercial bank) ...........   113,980    1,021,379



    The accompanying notes are an integral part of the financial statements.

                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Oman Cable Industry SAOG* (Manufacturer of electrical
    and power cables) (b) ...................................    18,685     189,277
 Oryx Fund, Ltd. (Mutual fund which invests in the securities
    of developing markets) ..................................    30,575     336,325
                                                                        -----------
                                                                          1,692,045
                                                                        -----------
 Peru 1.2%
 Cementos Lima S.A. "T" (Cement producer) ...................    15,199     211,632
 Compania de Minas Buenaventura S.A. "B"
    (Mining company) ........................................    99,000     861,551
 Ferreyros S.A. (Machinery manufacturer) ....................   455,090     161,036
 Gitennes Exploration Inc.* (Exploration and development
    of gold mining properties in Peru) ......................    54,000       7,289
                                                                        -----------
                                                                          1,241,508
                                                                        -----------
 Poland 6.9%
 Bank Polska Kasa Opieki Grupa Pekao S.A.*
    (Commercial bank) .......................................    12,900     152,953
 Central European Distribution Corp.* (Distributor of
    alcoholic beverages) ....................................    36,200     149,325
 Elektrim Spolka Akcyjna S.A. (Manufacturer of power
    equipment, electrical machinery and apparatus) ..........    46,800     596,779
 ITI Group S.A.* (Provider of telecommunication
    services) (b) ...........................................     3,700   1,291,744
 KGHM Polska Miedz S.A. (Producer of copper and silver) .....       150       1,007
 Netia Holdings BV* (Telecommunication services) (b) ........    96,742   2,666,451
 Netia Holdings BV "O"* (b) .................................     8,729     240,593
 Netia Holdings BV "P"* (b) .................................     7,330     202,033
 Netia Holdings BV "R"* (b) .................................     3,980     109,699
 Orbis S.A.* (Hotel owner and operator) .....................    57,400     493,101
 Telekomunikacja Polska S.A. (Owner and operator of
    telecommunication networks) .............................   105,000     810,403
 Wielkopolski Bank Kredytowy S.A. (Commercial bank) .........    73,000     416,443
 Zaklady Lentex S.A.* (Producer of PVC products used in
    cars, footwear, housing and public construction) ........    16,000     101,298
                                                                        -----------
                                                                          7,231,829
                                                                        -----------
 Russia 2.6%
 Golden Telecom Inc.* (Provider of telecommunication
    services) ...............................................     2,600      79,625
 LUKoil Holdings (ADR) (Extracter, transporter, refiner,
    and provider of oil and gas) ............................    12,850     761,363
 Surgutneftegaz (ADR) (Producer of oil and natural gas) .....   120,000   1,830,000
                                                                        -----------
                                                                          2,670,988
                                                                        -----------



    The accompanying notes are an integral part of the financial statements.


                                                                   Shares     Value ($)
----------------------------------------------------------------------------------------
 Singapore 0.0%
 Asia Pulp & Paper Co., Ltd., Warrants*
    (expire 7/27/2000) (Producer of paper and pulp) ........       15,280        2,626
                                                                           -------------
 South Africa 2.6%
 Anglo American Platinum Corp. (Platinum mining
    company) ...............................................       21,900      529,813
 Capital Alliance Holdings Ltd.* (Provider of insurance
    and pension services) ..................................       40,400       79,262
 Dimension Data Holdings Ltd.* (Investment holding
    company comprised of several technology groups
    including communications, software, interactive) .......      118,000      774,598
 Driefontein Consolidated Ltd. (Gold mining company) .......       61,500      199,587
 Harmony Gold Mining Co., Ltd. (Gold mining company) .......       98,813      485,392
 Sappi Ltd. (Producer of pulp paper and timber) ............       91,300      639,733
                                                                           -------------
                                                                             2,708,385
                                                                           -------------
 Taiwan 10.1%
 Asustek Computer Inc. (Manufacturer of computer
    motherboards) ..........................................       29,000      321,327
 Bank Sinopac (Provider of commercial banking services) ....      732,652      407,095
 Chinatrust Commercial Bank* (Commercial bank) .............      702,240      580,705
 Far Eastern Textile Ltd. (Manufacturer of natural and
    synthetic textile products) ............................      465,430      714,993
 Formosa Plastics Corp. (Manufacturer of plastics materials)      332,000      689,067
 Hon Hai Precision Industry Co., Ltd.* (Manufacturer of
    electronic connectors and cable assemblies) ............      227,000    2,188,756
 Synnex Technology International Corp. (Distributor
    of personal computers and peripherals) .................       14,000       94,721
 Taiwan Semiconductor Manufacturing Co., Ltd.*
    (Manufacturer of integrated circuits) ..................      442,760    2,850,914
 United Microelectronics Corp., Ltd.* (Manufacturer of
    integrated circuits) ...................................      806,000    2,726,622
                                                                           -------------
                                                                            10,574,200
                                                                           -------------
 Thailand 0.4%
 Siam Cement Co., Ltd.* (Foreign registered) (Construction
    materials and industrial conglomerate) .................       14,600      337,617
 TelecomAsia, Ltd.* (Foreign registered) (Telecommunication
    services) ..............................................       76,200      102,121
                                                                           -------------
                                                                               439,738
                                                                           -------------
 Tunisia 0.2%
 Societe Frigorifique et Brasserie de Tunis SA
    (Beverage producer) ....................................        1,800      188,780
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

                                       21


                                                           Shares       Value ($)
------------------------------------------------------------------------------------

 Turkey 5.0%
 Akbank A.S. (Banking and investment organization) ....   30,500,000      686,094
 Dogan Sirketler Grubu Holdings A.S. (Industrial
    conglomerate) .....................................   17,048,300      529,927
 EGE Biracilik Ve Malt Sanayii A.S. (Brewery) .........    6,896,600      620,553
 Erciyas Biracilik (Brewery) ..........................    4,476,600      333,227
 Koc Holding A.S. (Holding company with interests in
    the automotive and durable goods industries) ......      780,000      156,319
 Migros Turkey (Retailer) .............................    2,400,000    1,629,448
 Turkiye Garanti Bankasi A.S. (Bank) ..................   34,914,734      588,338
 Vestel Elektronik Sanayi ve Ticaret A.S. (Manufacturer
    of televisions and monitors) ......................    1,240,000      466,585
 Yapi ve Kredi Bankasi A.S. (Commercial bank) .........    8,000,000      255,215
                                                                      --------------
                                                                        5,265,706
                                                                      --------------
 Zimbabwe 1.0%
 Delta Corp., Ltd. (Brewery) ..........................      902,031      176,638
 Econet Wireless Holdings Ltd.* (Provider of
    telecommunication services) .......................    1,361,100      497,530
 Tanganda Tea Company Ltd. (Producer and distributor of
    tea products) .....................................    1,056,212       420,554
                                                                      --------------
                                                                         1,094,722
                                                                      --------------
------------------------------------------------------------------------------------
Total Common Stocks (Cost $80,331,263)                                  98,006,984
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $86,558,263) (a)             104,233,984
------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $86,646,742. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $17,587,242. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,358,287 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,771,045.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $5,573,181 (5.30% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 2000 aggregated $4,183,208. These securities may also have certain restrictions as to resale.

(c) Security that has met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of the security at April 30, 2000 was $674,263. The aggregate premium ($11,201) over the local share price ($561,620) for the security valued by the Valuation Committee was approximately 0.02% of the Fund's net assets at April 30, 2000.

    The accompanying notes are an integral part of the financial statements.


Financial Statements
----------------------------------------------------------------------------------------

Statement of Assets and Liabilities as of April 30, 2000
Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $86,558,263) ..............   $ 104,233,984
Foreign currency, at value (cost $1,440,906) ........................       1,434,222
Receivable for investments sold .....................................         325,971
Dividends receivable ................................................         165,617
Receivable for Fund shares sold .....................................          33,628
Foreign taxes recoverable ...........................................           3,012
Deferred organization expenses ......................................           1,729
Other assets ........................................................          33,652
                                                                        -------------
Total assets ........................................................     106,231,815

Liabilities
----------------------------------------------------------------------------------------
Due to custodian bank ...............................................          13,643
Payable for investments purchased ...................................         180,458
Payable for Fund shares redeemed ....................................          49,834
Deferred foreign taxes ..............................................         386,647
Accrued management fee ..............................................         179,571
Accrued reorganization costs ........................................          54,175
Accrued Directors' fees and expenses ................................          38,554
Other accrued expenses and payables .................................         362,674
                                                                        -------------
Total liabilities ...................................................       1,265,556
----------------------------------------------------------------------------------------
Net assets, at value                                                    $ 104,966,259
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss .....................................        (714,756)
Net unrealized appreciation (depreciation) on:
  Investments (net of deferred foreign taxes of $386,647) ...........      17,289,074
  Foreign currency related transactions .............................          (9,233)
Accumulated net realized gain (loss) ................................     (40,699,048)
Paid-in capital .....................................................     129,100,222
----------------------------------------------------------------------------------------
Net assets, at value                                                    $ 104,966,259
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
NetAsset Value, offering and redemption price per share ($104,966,259 /
   7,768,807 shares of capital stock outstanding, $.01 par value,
   100,000,000 shares authorized) ...................................  $        13.51

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended April 30, 2000
Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $48,115) ...........   $    634,195
Interest (net of foreign taxes withheld of $42) ................        119,129
                                                                   ------------
Total income ...................................................        753,324
                                                                   ------------
Expenses:
Management fee .................................................        727,240
Services to shareholders .......................................        398,551
Custodian and accounting fees ..................................        305,738
Auditing .......................................................         38,993
Legal ..........................................................          9,254
Directors' fees and expenses ...................................         88,194
Reports to shareholders ........................................         21,669
Registration fees ..............................................         11,234
Reorganization .................................................         59,157
Other ..........................................................         10,153
                                                                   ------------
Total expenses, before expense reductions ......................      1,670,183
Expense reductions .............................................       (266,796)
                                                                   ------------
Total expenses, after expense reductions .......................      1,403,387
Net investment income (loss) ...................................       (650,063)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments (net of foreign taxes of $68,694) ..................      4,399,334
Foreign currency related transactions (including CPMF
  tax of (158,258) .............................................   $     10,182)
                                                                   ------------
                                                                      4,241,076
                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $386,647) ........     12,129,391
Foreign currency related transactions ..........................         10,330
                                                                   ------------
                                                                     12,139,721
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           16,380,797
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   15,730,734
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------
                                                       Six Months       Year Ended
                                                         Ended         October 31,
Increase (Decrease) in Net Assets                     April 30, 2000        1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (650,063)   $    (407,810)
Net realized gain (loss) on investment transactions       4,241,076      (11,692,846)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      12,139,721       26,754,234
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      15,730,734       14,653,578
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................              --         (211,905)
                                                      -------------    -------------
In excess of net investment income ................              --         (175,892)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      15,647,387       22,608,308
Reinvestment of distributions .....................            --            324,120
Cost of shares redeemed ...........................     (29,106,461)     (59,509,301)
Redemption fees ...................................          54,603          149,185
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................     (13,404,471)     (36,427,688)
                                                      -------------    -------------
Increase (decrease) in net assets .................       2,326,263      (22,161,907)
Net assets at beginning of period .................     102,639,996      124,801,903
Net assets at end of period (including accumulated
   net investment loss of $714,756 and accumulated
   distributions in excess of net investment
   income of $64,694, respectively) ...............   $ 104,966,259    $ 102,639,996

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........       8,731,960       12,048,140
                                                      -------------    -------------
Shares sold .......................................       1,063,874        2,001,721
Shares issued to shareholders in reinvestment of
   distributions ..................................            --             30,551
Shares redeemed ...................................      (2,027,027)      (5,348,452)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............        (963,153)      (3,316,180)
Shares outstanding at end of period ...............       7,768,807        8,731,960

    The accompanying notes are an integral part of the financial statements.


Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended October 31,                2000(b)    1999     1998    1997    1996(c)
------------------------------------------------------------------------------------
Net asset value, beginning of period  $11.75    $10.36   $14.56   $12.85   $12.00
                                      ----------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss)(a)       (.08)     (.04)     .06      .02     (.02)
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions     1.83      1.46    (4.23)    1.67      .86
                                      ----------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations      1.75      1.42    (4.17)    1.69      .84
------------------------------------------------------------------------------------
  Less distributions from:
  Net investment income                   --      (.04)    (.06)    (.03)      --
------------------------------------------------------------------------------------
  Redemptions fees                       .01       .01      .03      .05      .01
------------------------------------------------------------------------------------
Net asset value, end of period        $13.51    $11.75   $10.36   $14.56   $12.85
                                      ----------------------------------------------
------------------------------------------------------------------------------------
Total Return (%) (d)(e)                14.88**   13.89   (28.54)   13.51     7.08**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)   105       103      125      220       76
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                          2.77(f)*  2.77     2.31     2.33     3.79*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                          2.34(f)*  2.25     2.16     2.00     2.00*
------------------------------------------------------------------------------------
Ratio of net investment
income (loss)(%)                       (1.04)*    (.36)     .48      .11     (.32)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)               49*       64       45       62        20
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended April 30, 2000.

(c)  For the period May 8, 1996 (commencement of operations) to October 31,
     1996.

(d)  Total returns would have been lower had certain expenses not been reduced.

(e) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.66% and 2.25%, respectively.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $44,916,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($370,000), October 31, 2006 ($32,800,000), and October 31, 2007
($11,746,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $26,036,635 and $39,774,740, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser has agreed to maintain the annualized expenses of the Fund at 2.25% until December 31, 2000. Certain expenses incurred in connection with the reorganization are excluded from the expense limitation. For the six months ended April 30, 2000, the Adviser did not impose a portion of its management fee amounting to $233,405, and the amount imposed amounted to $493,835, which was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by STC aggregated $128,941, of which $71,547 is unpaid at April 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 2000, the amount charged to the Fund by SFAC aggregated $70,568, of which $30,101 is unpaid at April 30, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 2000 the amount charged by SSC aggregated $292,445 of which $170,186 is unpaid at April 30, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended April 30, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $125,363, of which $77,867 was unpaid at April 30, 2000.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 2000, Directors' fees and expenses aggregated $21,413. In addition, a one-time fee of $66,781 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $33,391 of such costs.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at April 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 16, 2000

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*                         Irene T. Cheng*
  o  President                            o  Vice President

Sheryle J. Bolton                       Joyce E. Cornell*
  o  Director; Chief Executive            o  Vice President
     Officer, Scientific Learning
     Corporation                        Carol L. Franklin*
                                          o  Vice President
William T. Burgin
  o  Director; General Partner,         Edmund B. Games, Jr.*
     Bessemer Venture Partners            o  Vice President

Keith R. Fox                            Joan R. Gregory*
  o  Director; General Partner,           o  Vice President
     The Exeter Group of Funds
                                        Ann M. McCreary*
William H. Luers                          o  Vice President
  o  Director; Chairman and
     President, U.N. Association of     Sheridan P. Reilly*
     America                              o  Vice President

Kathryn L. Quirk*                       Tien-Yu Sieh*
  o  Director, Vice President and         o  Vice President
     Assistant Secretary
                                        Shahram Tajbakhsh*
Joan E. Spero                             o  Vice President
  o  Director; President, Doris
     Duke Charitable Foundation         John Millette*
                                          o  Vice President and Secretary
Paul Bancroft III
  o  Honorary Director; Consultant      John R. Hebble*
                                          o  Treasurer
Thomas J. Devine
  o  Honorary Director; Consultant      Caroline Pearson*
                                          o  Assistant Secretary
William H. Gleysteen, Jr.
  o  Honorary Director; Consultant;     *Scudder Kemper Investments, Inc.
     Guest Scholar, Brookings
     Institution

Wilson Nolen
  o  Honorary Director; Consultant

Robert G. Stone, Jr.
  o  Honorary Director; Chairman
     Emeritus and Director, Kirby
     Corporation

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth
   Scudder U.S. Treasury Money Fund                 Value
   Scudder Cash Investment Trust                      Scudder Large Company Value Fund
   Scudder Money Market Series --                     Scudder Value Fund***
     Prime Reserve Shares*                            Scudder Small Company Value Fund
     Premium Shares*                                  Scudder Micro Cap Fund
     Managed Shares*
                                                    Growth
Tax Free Money Market+                                Scudder Classic Growth Fund***
   Scudder Tax Free Money Fund                        Scudder Large Company Growth Fund***
   Scudder California Tax Free Money Fund**           Scudder Select 1000 Growth Fund
   Scudder New York Tax Free Money Fund**             Scudder Development Fund
                                                      Scudder 21st Century Growth Fund
 Tax Free+
   Scudder Limited Term Tax Free Fund               Global Equity
   Scudder Medium Term Tax Free Fund                Worldwide
   Scudder Managed Municipal Bonds                    Scudder Global Fund
   Scudder High Yield Tax Free Fund                   Scudder International Value Fund
   Scudder California Tax Free Fund**                 Scudder International Growth and
   Scudder Massachusetts Limited Term                   Income Fund
     Tax Free Fund**                                  Scudder International Fund++
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth Fund
   Scudder New York Tax Free Fund**                   Scudder Global Discovery Fund***
   Scudder Ohio Tax Free Fund**                       Scudder Emerging Markets Growth Fund
                                                      Scudder Gold Fund
 U.S. Income
   Scudder Short Term Bond Fund                     Regional
   Scudder GNMA Fund                                  Scudder Greater Europe Growth Fund
   Scudder Income Fund                                Scudder Pacific Opportunities Fund
   Scudder Corporate Bond Fund                        Scudder Latin America Fund
   Scudder High Yield Bond Fund                       The Japan Fund, Inc.

 Global Income                                      Industry Sector Funds
   Scudder Global Bond Fund                         Choice Series
   Scudder International Bond Fund                    Scudder Financial Services Fund
   Scudder Emerging Markets Income Fund               Scudder Health Care Fund
                                                      Scudder Technology Fund
 Asset Allocation
   Scudder Pathway Conservative Portfolio           Preferred Series
   Scudder Pathway Balanced Portfolio                 Scudder Tax Managed Growth Fund
   Scudder Pathway Growth Portfolio                   Scudder Tax Managed Small Company Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund***
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund


--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA                                          IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder Kemper Investment's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
IONVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Finanical Services Group